NORTHERN INSTITUTIONAL FUNDS Municipal Portfolio

Summary Prospectus | April 1, 2020	Ticker: Service Shares—BMSXX, Premier Shares

Before you invest, you may want to review the Portfolio’s complete Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s complete Prospectus and other information about the Portfolio online at northerntrust.com/nif-prospectus. You can also get this information at no cost by calling 800-637-1380 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Portfolio’s complete Prospectus and Statement of Additional Information, both dated April 1, 2020, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Northern Institutional Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Institutional Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Portfolios’ website (northerntrust.com/institutional) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Institutional Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Institutional Funds, by calling the Northern Institutional Funds Center at 800-637-1380 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Institutional Funds, you can inform Northern Institutional Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Institutional Funds Center at 800-637-1380 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Institutional Funds you hold in your account at the financial intermediary or through an account with Northern Institutional Funds. You must provide separate instructions to each of your financial intermediaries.

INVESTMENT OBJECTIVE

The Portfolio seeks to provide, to the extent consistent with the preservation of capital, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. This objective may be changed without shareholder approval.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold Service Shares and Premier Shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Service Shares	Premier Shares

Management Fees	0.18%	0.18%

Other Expenses(1)	0.08%	0.08%

Transfer Agent Fees	0.02%	0.02%

Service Fees	None	None

Other Operating Expenses	0.06%	0.06%

Total Annual Portfolio Operating Expenses	0.26%	0.26%

Expense Reimbursement(2)	(0.06)%	(0.06)%

Total Annual Portfolio Operating Expenses After Expense Reimbursement	0.20%	0.20%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, service fees, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to service fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2021 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in Service Shares and Premier Shares of the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$20	$78	$140	$325
Premier Shares	$20	$78	$140	$325

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio seeks to achieve its objective by investing primarily in high-quality short-term municipal instruments, the interest on which is exempt from regular federal income tax. The high level of income sought by the Portfolio is relative to yields currently available in the tax-exempt marketplace. Municipal instruments may include:

∎	Fixed, variable and floating rate notes and similar debt instruments;

NIF SUM PSMU (4/20)	SUMMARY PROSPECTUS	1	MUNICIPAL PORTFOLIO

∎	Asset-backed securities that are considered municipal instruments (such as trust certificates backed by municipal bonds);

∎	Tax-exempt commercial paper;

∎	Municipal bonds, notes, paper or other instruments; and

∎	Municipal bonds and notes that are guaranteed as to principal and interest or backed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Except in extraordinary circumstances, at least 80% of the Portfolio’s net assets will be invested in debt instruments that pay interest that is exempt from regular federal income tax. Alternative minimum tax (“AMT”) obligations, which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT, will be deemed eligible investments for the purposes of determining whether the portfolio meets this policy. To the extent that the Portfolio invests in AMT obligations, a significant portion of the Portfolio’s dividends may be subject to federal income tax for shareholders subject to AMT. The Portfolio is not limited in the amount of its assets that may be invested in AMT obligations.

The Portfolio operates as an “institutional money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended. As an “institutional money market fund” under Rule 2a-7, the Portfolio is (1) required to sell and redeem its shares at its net asset value (“NAV”) rounded to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the Portfolio’s holdings, and (2) the Board of Trustees (the “Board”) will be permitted to impose a “liquidity fee” on redemptions from the Portfolio (up to 2%) or temporarily restrict redemptions from the Portfolio for up to 10 business days during a 90-day period, as described in more detail under “Purchase and Sale of Portfolio Shares.”

The Securities and Exchange Commission (“SEC”) imposes strict requirements on the investment quality, maturity, diversification and liquidity of the Portfolio’s investments. Accordingly, the Portfolio’s investments must have a remaining maturity of no more than 397 days and must be high quality. The Portfolio’s investment adviser may consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments for the Portfolio.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Portfolio, and the Portfolio’s performance could trail that of other investments. The Portfolio is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Portfolio’s NAV, trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Portfolio, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

MUNICIPAL INVESTMENTS RISK is the risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Portfolio may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Portfolio’s investments in municipal securities. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Portfolio’s ability to sell its municipal obligations at attractive prices. Risks relating to municipal securities include:

∎

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations will adversely affect the value of the Portfolio’s investments and its returns. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Portfolio could have a similar effect. The Portfolio could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

∎

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. If interest rates rise, the Portfolio’s yield may not increase proportionately, and the maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. Changing interest rates may have unpredictable effects on the markets and the Portfolio’s investments. Recent and any future declines in interest rate levels could cause the Portfolio’s earnings to fall below the Portfolio’s expense ratio, resulting in a negative yield and a decline in the Portfolio’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Portfolio. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Portfolio.

∎

MUNICIPAL MARKET VOLATILITY is the risk that the Portfolio may be adversely affected by the volatile municipal market. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance

MUNICIPAL PORTFOLIO	2	SUMMARY PROSPECTUS

companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume. The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent years an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.

∎

PREPAYMENT (OR CALL) RISK is the risk that because many issuers of fixed-income securities have an option to prepay their fixed-income securities, the exercise of such option may result in a decreased rate of return and a decline in value of those securities and accordingly, a decline in the Portfolio’s NAV. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yield on securities available in the market are lower than the yield on prepaid securities. The Portfolio may also lose any premium it paid to purchase the securities.

∎

TAX RISK is the risk that future legislative or administrative changes, court decisions or noncompliant conduct by issuers may materially affect the value of municipal instruments, the ability of the Portfolio to pay tax-exempt dividends, or may otherwise prevent the Portfolio from realizing the full current benefit of the tax-exempt status of such securities. Any such change could affect the value of an investment in the Portfolio.

∎

GEOGRAPHIC AND SECTOR RISK is the risk that if the Portfolio invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business or political development affecting that state, region or sector may affect the value of the Portfolio’s investments more than if its investments were not so concentrated in such geographic region or economic sector.

LARGE SHAREHOLDER RISK is the risk that the Portfolio may experience adverse effects when certain large shareholders, including funds or accounts over which the Portfolio’s investment adviser or an affiliate of the investment adviser has investment discretion, purchase or redeem large amounts of shares of the Portfolio. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Portfolio to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity and/or NAV. Such sales may also accelerate the increase of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. In addition, large redemptions could lead to an increase in the Portfolio’s expense ratio due to expenses being allocated over a smaller asset base. Large share purchases of the Portfolio may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing or otherwise maintains a larger cash position than it ordinarily would.

GUARANTOR (OR CREDIT ENHANCEMENT) RISK is the risk that changes in credit quality of a U.S. or foreign bank, insurance company or other financial institution or such entity’s failure to fulfill its obligations could cause the Portfolio’s investments to decline in value. Adverse developments in the banking or bond insurance industries also may negatively affect the Portfolio.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as an asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Portfolio will suffer from the inability to invest in higher yielding securities.

VARIABLE OR FLOATING RATE INSTRUMENTS RISK is the risk that securities with variable or floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Portfolio, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the variable or floating rate securities, which only occur periodically. Although variable and floating rate securities are less sensitive to interest rate risk than fixed-rate securities, they are subject to greater liquidity risk, credit risk and default risk, which could impede their value.

INCOME RISK is the risk that falling interest rates will cause the Portfolio’s income to decline. Income risk is generally higher for short-term debt securities.

MARKET RISK is the risk that the value of the Portfolio’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Portfolio may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equity markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

MANAGEMENT RISK is the risk that a strategy used by the Portfolio’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

FLOATING NAV RISK is the risk that because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them.

LIQUIDITY FEE AND REDEMPTION GATE RISK is the risk that the Portfolio may impose a “liquidity fee” (up to 2%) or “redemption gate” that temporarily restricts your ability to sell shares for up to 10 business days if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors.

SUMMARY PROSPECTUS	3	MUNICIPAL PORTFOLIO

CYBERSECURITY RISK is the risk of an unauthorized breach and access to Portfolio assets, Portfolio or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. The Portfolio and its investment adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio or its service providers may adversely impact and cause financial losses to the Portfolio or its shareholders. Issuers of securities in which the Portfolio invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

LIQUIDITY RISK is the risk that the Portfolio will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Portfolio would like and the Portfolio may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. For these same reasons, less liquid securities that the Portfolio may want to invest in may be difficult or impossible to purchase. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Portfolio’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Portfolio’s performance.

You could lose money by investing in the Portfolio. Because the share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

PORTFOLIO PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Service Shares from year to year. As of December 31, 2019 there were no Service Shares or Premier Shares outstanding for the Portfolio.

The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Updated performance information for the Portfolio is available and may be obtained on the Portfolio’s website at northerntrust.com/institutional or by calling 800-637-1380.

CALENDAR YEAR TOTAL RETURN (SERVICE SHARES)*†

* For the periods shown in the bar chart above, the highest quarterly return was 0.38% in the fourth quarter of 2018, and the lowest quarterly return was 0.00% in the third quarter of 2015.

AVERAGE ANNUAL TOTAL RETURNS†

(For the periods ended December 31, 2019)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Service Shares	2/11/00	1.26%	0.68%	0.35%	1.11%

†

The total return from January 1, 2010 through November 14, 2019 reflects the performance of the Portfolio’s Service Shares. As of November 15, 2019, there were no Service Shares outstanding. Performance information from that date through December 31, 2019 reflects that of the Portfolio’s Shares class. As of December 31, 2019 there were no Premier Shares outstanding for the Portfolio. Service Shares and Premier Shares would have similar annual returns when compared with Shares because each class is invested in the same portfolio of securities. The annual return of the Shares class would differ from those of Service Shares and Premier Shares only to the extent that the classes do not have the same expenses.

The 7-day yield for Shares of the Portfolio as of December 31, 2019: 1.33%. For the current 7-day yield call 800-637-1380 or visit northerntrust.com/institutional.

MANAGEMENT

INVESTMENT ADVISER. Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Portfolio. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

You may purchase Service Shares of the Portfolio through an authorized intermediary generally with no minimum initial investment. As of December 31, 2019 there were no Service Shares or Premier Shares outstanding for the Portfolio.

MUNICIPAL PORTFOLIO	4	SUMMARY PROSPECTUS

On any business day, you may sell (redeem) or exchange Service Shares of the Portfolio through your institutional account by contacting your authorized intermediary. If you purchase Service Shares of the Portfolio directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Call the Northern Institutional Funds Center at 800-637-1380 for instructions.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $10,000).

The Portfolio may impose a liquidity fee on redemptions (up to 2%) or temporarily restrict redemptions from the Portfolio for up to 10 business days during a 90-day period (a redemption gate), in the event that the Portfolio’s weekly liquid assets fall below the following thresholds:

∎

30% weekly liquid assets – If the Portfolio’s weekly liquid assets fall below 30% of the Portfolio’s total assets as of the end of a business day, and the Board of Trustees determines it is in the best interests of the Portfolio, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that weekly liquid assets of the Portfolio fall below 30% of the total assets.

∎

10% weekly liquid assets – If the Portfolio’s weekly liquid assets fall below 10% of the Portfolio’s total assets as of the end of a business day, the Portfolio will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing the fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio.

TAX INFORMATION

The Portfolio will not maintain a stable share price and a sale of Portfolio shares may result in a capital gain or loss for you. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received, unless you adopt a simplified “NAV method” of accounting with respect to your shares. You are urged to consult your tax professional regarding which method of accounting is appropriate for you. Any liquidity fees you incur on shares redeemed will generally decrease the amount of any capital gain (or increase the amount of any capital loss) you recognize with respect to such redemption. The Portfolio’s distributions may be taxable as ordinary income or capital gains. However, the Portfolio anticipates that substantially all of its income dividends will be “exempt-interest dividends” that are generally exempt from regular federal income taxes. In certain instances, dividends paid by the Portfolio, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of the exempt-interest dividends paid by the Portfolio. Tax-exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Portfolio because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS	5	MUNICIPAL PORTFOLIO